UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

Brand Engagement Network Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave, Suite 210 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 757-3650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Brand Engagement Network, Inc. (the “Company”) is providing a business update regarding capital activity during the first quarter of 2026.

During the quarter ended March 31, 2026, the Company strengthened its balance sheet by approximately $7,056,480 through a combination of proceeds from financing activities, debt-to-equity conversions, and other non-cash items.

This included $6,173,946 in cash proceeds from financing activities, including:

●	$4,472,051 from the exercise of outstanding warrants;
●	$1,518,000 pursuant to the stock purchase agreement previously disclosed in the Company’s Current Report on Form 8-K filed January 30, 2026; and
●	$183,895 in proceeds received under the stock purchase agreement (SEPA) prior to its termination by the Company.

In addition, the Company recorded approximately $95,065 in vendor credits and negotiated settlements and completed $787,469 in debt-to-equity conversions during the quarter. These transactions were non-cash in nature.

The information contained in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

The information contained herein is preliminary and unaudited and is subject to finalization in connection with the Company’s financial reporting. The Company undertakes no obligation to update this information except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brand Engagement Network Inc.

Dated: March 31, 2026	By:	/s/ Tyler Luck
	Name:	Tyler Luck
	Title:	Chief Executive Officer